UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 13, 2023

BATTERY FUTURE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41158	98-1618517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Brickell Ave., #500-97545
Miami, FL 33131

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +61 (460) 545-788

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	BFAC.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	BFAC	New York Stock Exchange
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	BFAC.WS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed in the definitive proxy statement filed by Battery Future Acquisition Corp. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on October 24, 2023 (the “Proxy Statement”), the Company expects to hold an extraordinary general meeting of shareholders (the “Meeting”) to approve, among other proposals, an amendment to the Company’s amended and restated memorandum and articles of association to extend the date by which the Company must consummate an initial business combination to June 17, 2024 (the “Extension” and together with all other proposals brought at the Meeting, the “Proposals”) and remove the requirement to deposit additional funds into the Company’s trust account to effect such Extension. As described in further detail in the Proxy Statement, in connection with the Meeting, holders of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), received a right to redeem such shares for a pro rata portion of the funds in the Company’s trust account. The deadline to submit such redemption requests was 4:30 p.m. Eastern time on November 10, 2023.

Additionally, as previously disclosed in the Current Reports on Form 8-K filed by the Company with the SEC on October 24, 2023, October 31, 2023 and November 6, 2023, the Company and Battery Future Sponsor LLC (the “Sponsor”) entered into non-redemption agreements (collectively, the “Non-Redemption Agreements”) with unaffiliated third parties (collectively, the “Investors”), pursuant to which the Investors agreed (i) to not redeem an aggregate of 5,000,500 Class A Ordinary Shares of the Company sold in its initial public offering (the “Non-Redeemed Shares”) in connection with the Meeting and (ii) to vote in favor of the Proposals at the Meeting (other than with respect to certain shares acquired or to be acquired pursuant to the Non-Redemption Agreements). In exchange for the foregoing commitments, the Sponsor has agreed to transfer to the Investors up to an aggregate of 1,000,100 Class B ordinary shares of the Company (“Founder Shares”) held by the Sponsor contemporaneously with the closing of the Company’s initial business combination, provided that the Investors do not exercise their redemption rights with respect to the Non-Redeemed Shares in connection with the Meeting and the Proposals are approved.

The Non-Redemption Agreements are expected to increase the likelihood that the Proposals are approved by the Company’s shareholders and to increase the amount of funds that remain in the Company’s trust account following the Meeting, relative to the amount of funds remaining in the trust account had the Non-Redemption Agreements not been entered into.

As of the date of this Current Report on Form 8-K, the third parties under the Non-Redemption Agreements have purchased 1,114,500 Class A Ordinary Shares in the open market and/or through negotiated private transactions at purchase prices that did not exceed the estimated redemption price described below.

In connection with the Meeting, the holders of 6,266,326 Class A Ordinary Shares properly exercised their right to redeem their shares (and did not withdraw their redemption) for cash at a redemption price of approximately $10.85 per Class A Ordinary Share, for an aggregate redemption amount of approximately $68 million.

Forward Looking Statements

The information included herein may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding likelihood of the approval of Proposals, the number of Non-Redeemed Shares and number of Founder Shares to be transferred in consideration thereof, the amount of cash in the Company’s trust account or our preliminary estimated per-share redemption price, as well as all other statements other than statements of historical fact included in this document are forward-looking statements. When used in this document, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Forward-looking statements are not guarantees of future performance, and actual results could differ materially from those contemplated by the forward-looking statements, so undue reliance should not be placed on forward-looking statements. Forward-looking statements are subject to numerous conditions, risks, and uncertainties, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission (the “SEC”), under the “Risk Factors” section in the Company’s definitive proxy statement (the “Proxy Statement”) relating to the Meeting, filed by the Company with the SEC on October 24, 2023, and in other reports filed by the Company with the SEC. The Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Proposals. Shareholders may obtain copies of the Proxy Statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Morrow Sodali LLC, at 33 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, Toll-Free (800) 662-5200 or (203) 658-9400, Email: BFAC@investor.morrowsodali.com.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the Proposals. Information regarding the Company’s directors and executive officers is available in its Annual Report on Form 10-K filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in Proxy Statement, which may be obtained free of charge from the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Battery Future Acquisition Corp.

Date: November 13, 2023	By:	/s/ Kristopher Salinger
		Name:	Kristopher Salinger
		Title:	Chief Financial Officer

3